UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 12, 2025

AMERICAN COASTAL INSURANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		001-35761		75-3241967
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

570 Carillon Parkway, Suite 100				33716
Saint Petersburg,	FL
(Address of principal executive offices)				(Zip Code)

		(727)	633-0851
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	ACIC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 11, 2025, American Coastal Insurance Corporation's ("ACIC") Board of Directors appointed B. Bradford Martz, age 53, as Chief Executive Officer and President of ACIC. Mr. Martz has held the role of President since July of 2020 and previously held the role of Chief Financial Officer from October 2012 to January 2024. As Chief Executive Officer, Mr. Martz is tasked with strengthening ACIC's market position while promoting innovation and operational excellence. Mr. Martz will continue to focus on investor relations and strategic initiatives aimed at building shareholder value in his role as Chief Executive Officer. For additional information about Mr. Martz's experience, see the "Information About our Executive Officers" section of the ACIC's annual proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 2, 2024.

Simultaneous with Mr. Martz's promotion, R. Daniel Peed, age 62, will transition from his former role as Chief Executive Officer and Chairman of the Board of Directors to Executive Chairman of the Board of Directors. In his new role as Executive Chairman, Mr. Peed will continue to provide strategic guidance, ensuring ACIC remains focused on long-term growth and value creation. Leveraging his deep industry expertise and leadership experience, he will work closely with the executive team and Board of Directors to drive key strategic initiatives. For additional information about Mr. Peed's experience, see the "Information About our Executive Officers" section of ACIC's annual proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 2, 2024.

The Compensation Committee of the Board of Directors of ACIC approved an increase in Mr. Martz's base salary to $700,000 from $525,000, an increase in his Annual Incentive Plan ("AIP") target award to $700,000 from $360,000 and an increase in his Long-Term Incentive Plan ("LTIP") target award to $1,050,000 from $725,000. Changes to Mr. Martz's base salary and target AIP award will be effective February 11, 2025, and the increase to his target LTIP award will be implemented for the fiscal 2025 grant cycle.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

AMERICAN COASTAL INSURANCE CORPORATION
February 12, 2025	By:	/s/ B. Bradford Martz
B. Bradford Martz, President and Chief Executive Officer (principal executive officer and duly authorized officer)